                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 21, 2007

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                    HONDA AUTO RECEIVABLES 2005-1 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

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           DELAWARE                    333-104875-04             84-6383197
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (I.R.S EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)

    AMERICAN HONDA RECEIVABLES CORP.
          20800 MADRONA AVENUE
              TORRANCE, CA                                  90503
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On February 21, 2007, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of January 1, 2005 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, and Honda Auto Receivables 2005-1 Owner Trust, a Delaware statutory trust, as Issuer, were distributed to holders ("Noteholders") of notes issued by
Honda Auto Receivables 2005-1 Owner Trust. In accordance with the Agreement, the
Servicer's Certificate, as defined in the Agreement, was furnished to Deutsche
Bank Trust Company Americas, as Indenture Trustee (the "Indenture Trustee") for
the benefit of the Noteholders and, as such, was distributed by the Indenture
Trustee to the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20 to this Current Report on Form 8-K.

ITEM 9.01 (d). EXHIBIT 20

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HONDA AUTO RECEIVABLES 2005-1 OWNER TRUST

                                 BY:
                                 AMERICAN HONDA FINANCE CORPORATION, AS SERVICER

                                 By:     /s/ Paul Honda
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                                     Mr. Paul Honda

Date: February 21, 2007              Assistant Vice President,
                                     Assistant Secretary
                                     and Compliance Officer

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